                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-9993

                Cohen & Steers Advantage Income Realty Fund, Inc.
               (Exact name of registrant as specified in charter)

         757 Third Avenue, New York, NY                 10017
     (Address of principal executive offices)         (Zip code)

                                Robert H. Steers
                     Cohen & Steers Capital Management, Inc.
                                757 Third Avenue
                            New York, New York 10017
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 832-3232

Date of fiscal year end: December 31

Date of reporting period: December 31, 2002

Item 1. Reports to Stockholders.

The registrant's annual report to shareholders, for the period ended December 31, 2002, is hereby included.

Item 9. Controls and Procedures.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10. Exhibits.

(b) (1) Certification, dated as of February 26, 2003, of Robert H. Steers, principal executive officer of the registrant.

(b) (2) Certification, dated as of February 26, 2003, of Martin Cohen, principal financial officer of the registrant.

(b) (3) Certification, dated as of February 26, 2003, of Robert H. Steers, chief executive officer, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002.

(b) (4) Certification, dated as of February 26, 2003, of Martin Cohen, chief financial officer, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

By: /s/ Robert H. Steers, Chairman

Date: February 26, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Robert H. Steers, Chairman, Secretary and principal executive officer

Date: February 26, 2003

By: /s/ Martin Cohen, President, Treasurer and principal financial officer

Date: February 26, 2003


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                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

February 7, 2003

To Our Shareholders:

    We are pleased to submit to you our report for the quarter and year ended December 31, 2002. The net asset value per common share at that date was $13.71. In addition, during the quarter, three $0.11 per share monthly dividends were declared and paid to common shareholders.

INVESTMENT REVIEW

    For the quarter, Cohen & Steers Advantage Income Realty Fund had a total return, based on income and change in net asset value, of -1.9%. This compares to the NAREIT Equity REIT Index's(a) total return of 0.4%. For the year, the fund's total return was 6.7% compared to NAREIT's 3.8%. In December, the fund completed its previously announced placement of an additional $51 million of auction rate cumulative preferred shares. The fund thereafter entered into interest rate swap transactions that have the economic effect of fixing the cost of most of this additional leverage at a rate of 3.8% for a nearly six-year period. The proceeds of this offering have subsequently been invested in additional REIT common and preferred securities at rates well in excess of the fund's leveraging costs, which we believe should generate significant incremental net income to the fund's common shareholders.

    For the third year in a row, REITs produced positive absolute returns in a financial market environment that most equity investors found both challenging and discouraging. Stock market losses over the past three years reached historic proportions as expectations for stronger economic growth and, more importantly, corporate profit growth dimmed continuously throughout the year.

    The best performing REIT sectors were those that experienced the highest earnings growth. Regional mall REITs had a total return of 24.6%, shopping centers were up 17.8%, and the relatively healthy industrial sector rose 17.4%. The worst performers were the office and apartment sectors, which returned
 -6.3% and -6.2% respectively. For the second year in a row small capitalization REITs outdistanced larger companies by roughly 9% to 2%, a phenomenon that in our opinion was more the result of declining interest rates than superior fundamentals.

    The fund's best performing investments were in the regional mall sector, the shopping center sector and the diversified sector, which generated total returns of 25.0%, 25.1% and 17.7%, respectively. The common theme among these sectors was the continued resilience of the consumer even as the economy continued to weaken throughout the course of the year. Generationally low interest rates translated into a mortgage refinancing boom, putting more money in consumers' pockets, clearly a good sign for the retail industry. Conversely, this same

-------------------
(a) The NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole.

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                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

phenomenon had dramatically negative implications for the apartment sector, as home affordability increased and the rate of home ownership reached its highest level in history. As a result, the fund's apartment investments experienced a total return of -7.1% during the year. However, we maintained an underweight position in the apartment sector during the year, so the fund actually benefited (on a relative basis) from its investment in the apartment sector. Our holdings in the office sector provided a similar relative benefit, although in the case of this underperforming sector, what helped our performance most was our stock selection, as the fund's office investments generated a total return of 1.1% vs.
 -5.4% for the overall office sector.

    While REIT share prices escaped the throes of the bear market for the year as a whole, their fundamentals did not. By year end, prices started catching up with earnings prospects. In the first half of the year, REITs had a 13.5% total return. By midyear, however, fears of a return to recession, a decline in earnings expectations, and the growing threats of war shook even REIT investors' confidence. Toward year end, these fears became justified as vacancy rates began to rise at a significant rate. Deterioration was experienced in all sectors with the exception of retail. Consequently, REIT prices retreated, declining by 13.4% in the four months from July through October. The prospect of a delayed recovery in real estate fundamentals (and therefore, REIT earnings) until as late as 2004 dictated this correction in prices. Throughout the second half of the year, earnings estimates for almost all REITs decayed to the point where a modest decline in REIT industry earnings is expected for 2003.

    For the first time in 10 years, expectations of a decline in earnings also precipitated fears of weakening dividend safety. In fact, two multifamily REITs reduced their dividends in the fourth quarter. It is expected by many that several more such cuts, particularly in the apartment sector, are in the offing this year. Again, the speed with which fundamentals deteriorated for some of these companies was alarming. At year end 2001, REIT free cash flows covered dividends by a ratio of 1.5, whereas by year end 2002 this ratio declined to
1.3. We believe it is unlikely to go much lower and, as a result, any notion of widespread dividend cuts is totally unwarranted in our view. Despite this cyclical downturn, we believe that our portfolio companies are extremely well capitalized, well managed and well positioned for a cyclical recovery.

    In other developments in 2002, net inflows into REIT mutual funds, at $3.4 billion, plus another $2.3 billion in closed-end REIT funds, were the highest since 1998 and were consistent throughout the year. This was in contrast to the persistent flow out of other equity mutual funds. However, despite favorable investor sentiment REITs raised very little equity capital. There was only one sizable initial public offering of note, made by Heritage Property Investment Trust, and $5.8 billion was raised in all other REIT common stock offerings. Even though interest rates reached and remained at generational lows, REITs in aggregate did not borrow more in 2002 than in 2001. We believe this lack of appetite for capital is the result of a shortage of compelling investment opportunities coupled with a strong investment and capital markets discipline. Property prices generally rose throughout the year, the result of the strength of demand for realty investments by those who remained unfazed by moderating rental income growth. This permitted REITs to transact a record volume of property sales while at the same time validating our belief that, in general, REIT stocks continue to trade at discounts to the value of their underlying assets.

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                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

INVESTMENT OUTLOOK

    As has been our outlook for the past year, we believe that economic growth will continue at a moderate pace over the coming quarters and well into 2004. With unprecedented fiscal and monetary stimulus already in the system, recently introduced additional stimulus, a weakening dollar and the upcoming presidential election in 2004, this case has only grown stronger. Perhaps the largest uncertainties that remain ahead are the war on terror (which will likely last for a long time) and the potential war in Iraq (which, if it happens, could be fairly short). Our sense is that these concerns are already discounted in REIT share prices and perhaps the overall stock market as well. Nonetheless, they will likely increase the popularity of a more conservative, income-oriented approach to investing that emphasizes absolute returns -- an approach that we believe will favor REITs.

    Currently, we face two misperceptions in our industry. The first is that REIT share prices are disconnected from real estate and REIT fundamentals. On the contrary, the previously noted REIT market decline in the second half of last year most likely discounted currently weak fundamentals. We believe that REIT share prices remain connected with net asset values, which have been buoyed by the robust private market. Looking forward, the key to investment success in 2003 will be to accurately project the outlook for profit growth in 2004. Because real estate is an asset class that has considerable visibility, any profit recovery will be evident well in advance. In our opinion, the key factors are economic and job growth, and how they translate into improving health for real estate markets. Just as there was a collapse in demand for space in the past two years, we expect to see an improvement in demand as the economic recovery continues to unfold. Because the supply of new space has been relatively low for many property types, our expectation is that as the year progresses we will see sequential improvement in occupancy rates, rental rates and profits for just about every sector of the REIT industry. If the economy responds as strongly as we expect, real estate fundamentals in some sectors may potentially recover as fast as they deteriorated last year.

    The second misperception is that if stocks do well in 2003, REITs will not. History simply does not corroborate this assertion and the diversification benefits of REITs are extant irrespective of the stock market cycle. Whereas many analysts have tried to predict REIT performance relative to the stock market, we believe that this is simply not an appropriate comparison. In addition, the stock market debacle of the past three years has disillusioned many investors and encouraged greater investment in what are viewed as more predictable asset classes, such as real estate. The continued demand for property investments has stabilized private market values, and there are a growing number of institutional and individual investors seeking to increase their exposure to the real estate asset class. The proven success of the REIT format has attracted much of this capital to the public market. Early estimates indicate that in 2002 REITs garnered over 20% of institutional investor real estate commitments, more than double that in 2001. Real estate values should hold up as long as the economy grows, interest rates do not soar, and the demand for property investment remains strong -- all of which we expect to happen. Finally, with interest rates and total return expectations generally very low, achieving one's investment objective primarily through current income, rather than significant capital appreciation, may well attract even more investors to REITs.

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                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

    The persistent strength of real estate prices has left REITs with very limited new investment opportunities in many sectors. One result is that we have seen a return to substantial share buybacks by many REITs. In addition, if REIT share prices languish, we would fully expect that REITs themselves would be targets of opportunistic investors. Indeed, toward the close of last year, Simon Property Group, the nation's largest owner of shopping centers, launched a hostile acquisition campaign for Taubman Centers. While the outcome of this contest is still undecided, it is representative of the discounts from asset value at which many public companies today are selling. We believe that for the companies with the best quality properties, anything more than a modest discount from NAV will invite corporate action to close that gap, thereby mitigating a great deal of downside risk.

    In terms of portfolio positioning, we enter 2003 with our largest absolute and relative weighting in the office sector. The major office owners today are among the most undervalued in our universe, with excellent balance sheets that afford them significant financial flexibility. They are selling at the greatest discounts from net asset value, even greater discounts from replacement cost, and have high dividend yields that we believe are adequately covered by cash flows. We are maintaining an underweight position in the apartment sector because of the persistence of new construction despite continually declining demand. It is unlikely that we will change this view until we see a meaningful improvement in the employment picture, preferably coupled with a slowdown in the surge of single-family home ownership. Our expectations for a stronger economy warrant a significant representation in both the regional mall and industrial sectors. We are continuing to avoid the hotel sector until the companies are in a position to begin paying normalized dividends again.

    If there are any lingering doubts about REIT investment characteristics, REITs' performance in 2002 should have laid them to rest. While some investors may be tempted to become 'market timers' in response to the high volatility and poor returns from stocks over the past several years, we believe that they would be much better served by practicing portfolio diversification. The ability of REITs to produce attractive absolute returns -- with the majority of returns coming from income -- has earned them an important role in many investors' portfolios.

THE TAXATION OF DIVIDENDS

    The centerpiece of the Bush administration's recently announced economic stimulus plan is to eliminate the double taxation of corporate dividends by making them tax-free at the shareholder level. It is a proposal that, depending on how it is adopted, could have wide ranging implications for the financial markets and corporate dividend policies. Although details have not yet been formulated, it is generally believed that REIT dividends would not be eligible for this tax-exempt status because REITs do not pay taxes. It is also generally believed that if REIT dividends remain subject to taxation, REITs would be somewhat less tax-advantaged than they have been historically with respect to some parts of the investor universe.

    Without knowing the final details (such as whether there will be any limitations on this exclusion), which indeed we may not know until a bill is signed into law, it is very difficult to draw any firm conclusions. However, there are a few points worth making. First, this provision would not remove any of the intrinsic advantages that

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                                       4



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                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

REITs currently enjoy -- it essentially leaves them unchanged. Second is that the majority of shareholders at large, including REIT shareholders, are already tax-exempt. For pension funds, endowments and retirement accounts, as examples, the high dividends of REITs will remain at least as attractive, if not more so, no matter what the tax status is for other securities. And third, we believe the major determinant of all security prices, including those of REITs, will be fundamentals. Thus, whatever the outcome of this tax bill, our primary focus will continue to be the analysis and assessment of real estate fundamentals, and the impact of these fundamentals on REIT share prices.

Sincerely,


             MARTIN COHEN        ROBERT H. STEERS
             MARTIN COHEN        ROBERT H. STEERS
             President                   Chairman

                         GREG E. BROOKS
                         GREG E. BROOKS
                         Portfolio Manager

           Cohen & Steers is online at COHENANDSTEERS.COM

    We have enhanced both the look and features of our Web site to give you more information about our company, our funds and the REIT market in general. Check out our new interactive Asset Allocation Tool, which allows you to hypothetically add REITs to any portfolio to see how they impact expected total returns and risk. Or try the Fund Performance Calculator and see how our funds have performed versus the S&P 500 Index or Nasdaq Composite. As always, you can also get daily net asset values, fund fact sheets, portfolio highlights, recent news articles and our overall insights on the REIT market.

              So visit us today at COHENANDSTEERS.COM

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                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2002

                                                          NUMBER        VALUE       DIVIDEND
                                                         OF SHARES     (NOTE 1)      YIELD(a)
                                                         ---------   ------------   --------
EQUITIES                                      150.43%
  COMMON STOCK                                110.28%
    DIVERSIFIED                                 4.41%
         Colonial Properties Trust....................    454,400    $ 15,422,336     7.78%
                                                                     ------------
    HEALTH CARE                                15.69%
         Health Care Property Investors...............    300,700      11,516,810     8.67
         Health Care REIT.............................    491,000      13,281,550     8.65
         Nationwide Health Properties.................   1,003,100     14,976,283    12.32
         Ventas.......................................   1,320,100     15,115,145     8.30
                                                                     ------------
                                                                       54,889,788
                                                                     ------------
    INDUSTRIAL                                  4.94%
         First Industrial Realty Trust................    493,200      13,809,600     9.79
         Keystone Property Trust......................    204,300       3,466,971     7.66
                                                                     ------------
                                                                       17,276,571
                                                                     ------------
    OFFICE                                     37.35%
         Arden Realty.................................    529,100      11,719,565     9.12
         Brandywine Realty Trust......................    475,900      10,379,379     8.07
         CarrAmerica Realty Corp. ....................    528,800      13,246,440     7.98
         Crescent Real Estate Equities Co. ...........    970,400      16,147,456     9.01
         Equity Office Properties Trust...............    403,100      10,069,438     8.01
         Highwoods Properties.........................    750,500      16,586,050    10.59
         Mack-Cali Realty Corp. ......................    658,100      19,940,430     8.32
         Prentiss Properties Trust....................    576,300      16,297,764     7.92
         Vornado Realty Trust.........................    437,700      16,282,440     7.31
                                                                     ------------
                                                                      130,668,962
                                                                     ------------
    OFFICE/INDUSTRIAL                          11.46%
         Kilroy Realty Corp. .........................     92,200       2,125,210     8.59
         Liberty Property Trust.......................    640,000      20,441,600     7.51
         Reckson Associates Realty Corp. .............     75,000       1,578,750     8.08
         Reckson Associates Realty Corp. -- Class B...    712,500      15,960,000    11.56
                                                                     ------------
                                                                       40,105,560
                                                                     ------------

-------------------
(a) Dividend yield is computed by dividing the security's current annual dividend rate by the last sale price on the principal exchange, or market, on which such security trades. The dividend yield has not been audited by PricewaterhouseCoopers LLP.

                See accompanying notes to financial statements.
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                                       6



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                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2002

                                                          NUMBER        VALUE       DIVIDEND
                                                         OF SHARES     (NOTE 1)      YIELD
                                                         ---------   ------------   --------
    RESIDENTIAL -- APARTMENT                   11.41%
         Apartment Investment & Management
           Co. -- Class A.............................    243,200    $  9,115,136     8.75%
         Archstone-Smith Trust........................    319,900       7,530,446     7.26
         AvalonBay Communities........................     90,000       3,522,600     7.15
         Gables Residential Trust.....................    340,400       8,486,172     9.67
         Home Properties of New York..................    152,200       5,243,290     7.08
         Post Properties..............................    159,300       3,807,270     7.53
         Summit Properties............................    125,700       2,237,460     7.58
                                                                     ------------
                                                                       39,942,374
                                                                     ------------
    SELF STORAGE                                6.13%
         Public Storage -- Series A...................    802,400      21,440,128     9.17
                                                                     ------------
    SHOPPING CENTER                            18.89%
      COMMUNITY CENTER                          5.84%
         Developers Diversified Realty Corp. .........     45,800       1,007,142     6.91
         Federal Realty Investment Trust..............    155,700       4,378,284     6.90
         Kramont Realty Trust.........................    800,000      11,720,000     8.87
         Urstadt Biddle Properties -- Class A.........    300,000       3,324,000     7.58
                                                                     ------------
                                                                       20,429,426
                                                                     ------------
      REGIONAL MALL                            13.05%
         Glimcher Realty Trust........................    309,100       5,486,525    10.82
         Macerich Co. ................................    704,700      21,669,525     7.41
         Mills Corp. .................................    509,000      14,934,060     7.46
         Taubman Centers..............................    219,400       3,560,862     6.41
                                                                     ------------
                                                                       45,650,972
                                                                     ------------
         TOTAL SHOPPING CENTER........................                 66,080,398
                                                                     ------------
             TOTAL COMMON STOCK (Identified
                cost -- $384,740,940).................                385,826,117
                                                                     ------------
  PREFERRED STOCK                              40.15%
    DIVERSIFIED                                 0.15%
         Colonial Properties Trust, 8.75%, Series A...     12,600         315,252     8.75
         Colonial Properties Trust, 9.25%, Series C...      8,200         214,840     8.82
                                                                     ------------
                                                                          530,092
                                                                     ------------

                See accompanying notes to financial statements.
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                                       7



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                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2002

                                                          NUMBER        VALUE       DIVIDEND
                                                         OF SHARES     (NOTE 1)      YIELD
                                                         ---------   ------------   --------
    FINANCE                                     1.90%
         iStar Financial, 9.375%, Series B............     91,200    $  2,325,600     9.18%
         iStar Financial, 9.20%, Series C.............     55,700       1,414,780     9.06
         iStar Financial, 8.00%, Series D.............    121,500       2,897,775     8.39
                                                                     ------------
                                                                        6,638,155
                                                                     ------------
    HEALTH CARE                                 4.78%
         Health Care REIT, 8.875%, Series B...........     17,600         441,056     8.86
         Nationwide Health Properties, 7.677%,
           Series P...................................    221,000      16,271,125    10.43
                                                                     ------------
                                                                       16,712,181
                                                                     ------------
    HOTEL                                       4.18%
         FelCor Lodging Trust, $1.95, Series A
           (Convertible)..............................    114,500       2,387,325     9.35
         FelCor Lodging Trust, 9.00%, Series B........     55,400       1,362,840     9.15
         Host Marriott Corp., 10.00%, Series B........      2,500          64,125     9.75
         Host Marriott Corp., 10.00%, Series C........     25,300         654,005     9.67
         Innkeepers USA, 8.625%, Series A.............    200,500       4,852,100     8.93
         LaSalle Hotel Properties, 10.25%, Series A...    200,000       5,300,000     9.66
                                                                     ------------
                                                                       14,620,395
                                                                     ------------
    OFFICE                                      8.66%
         Alexandria Real Estate Equities, 9.10%,
           Series B...................................     53,900       1,407,868     8.73
         CarrAmerica Realty Corp., 8.55%, Series C....     30,000         758,400     8.47
         Crescent Real Estate Equities Co., 6.75%,
           Series A (Convertible).....................    371,300       7,166,090     8.76
         HRPT Properties Trust, 8.75%, Series B.......    128,000       3,269,120     8.57
         Highwoods Properties, 8.625%, Series A.......     18,550      17,703,656     9.04
                                                                     ------------
                                                                       30,305,134
                                                                     ------------
    OFFICE/INDUSTRIAL                           5.98%
         PS Business Parks, 9.50%, Series D(a)........    800,000      20,920,000     9.10
                                                                     ------------

-------------------
(a) 238,000 shares segregated as collateral for the interest rate swap transactions (Note 6).

                See accompanying notes to financial statements.
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                                       8



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                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2002

                                                          NUMBER        VALUE       DIVIDEND
                                                         OF SHARES     (NOTE 1)      YIELD
                                                         ---------   ------------   --------
    RESIDENTIAL -- APARTMENT                    8.97%
         Apartment Investment & Management Co.,
           9.00%, Series C............................     14,600    $    364,270     9.02%
         Apartment Investment & Management Co.,
           8.75%, Series D............................     58,100       1,437,975     8.85
         Apartment Investment & Management Co.,
           9.375%, Series G...........................     52,800       1,382,304     8.94
         Apartment Investment & Management Co.,
           9.50%, Series H............................     10,500         264,810     9.44
         Apartment Investment & Management Co.,
           10.10%, Series Q...........................     18,600         492,900     9.55
         Apartment Investment & Management Co.,
           10.00%, Series R(b)........................    917,500      24,084,375     9.52
         Mid-America Apartment Communities, 9.50%,
           Series A...................................     15,600         396,630     9.32
         Mid-America Apartment Communities, 8.875%,
           Series B...................................     58,300       1,451,670     8.92
         Mid-America Apartment Communities, 9.375%,
           Series C...................................     61,100       1,528,111     9.36
                                                                     ------------
                                                                       31,403,045
                                                                     ------------
    SHOPPING CENTER                             5.53%
      COMMUNITY CENTER                          1.37%
         Developers Diversified Realty Corp.,
           8.68%, Series D............................      1,000          25,320     8.57
         Developers Diversified Realty Corp.,
           8.60%, Series F............................    100,000       2,580,000     8.33
         Federal Realty Investment Trust, 8.50%,
           Series B...................................     20,100         517,575     8.27
         New Plan Excel Realty Trust, 7.80%,
           Series D...................................     20,000         948,750     8.22
         Realty Income Corp., 9.375%, Series B........     28,000         726,600     9.02
                                                                     ------------
                                                                        4,798,245
                                                                     ------------
      OUTLET CENTER                             0.46%
         Chelsea Property Group, 8.375%, Series A.....     33,800       1,611,838     8.79
                                                                     ------------
      REGIONAL MALL                             3.70%
         Crown American Realty Trust, 11.00%,
           Series A...................................    125,600       6,951,960     9.94
         Mills Corp., 9.00%, Series B.................     83,800       2,157,850     8.74
         Mills Corp., 9.00%, Series C(c)..............     85,000       2,125,000     9.00
         Rouse Co., 9.25%, Series Z...................     17,700         448,695     9.11
         Taubman Centers, 8.30%, Series A.............     51,100       1,244,285     8.54
                                                                     ------------
                                                                       12,927,790
                                                                     ------------
         TOTAL SHOPPING CENTER........................                 19,337,873
                                                                     ------------
             TOTAL PREFERRED STOCK (Identified
                cost -- $132,967,469).................                140,466,875
                                                                     ------------
             TOTAL EQUITIES (Identified
                cost -- $517,708,409).................                526,292,992
                                                                     ------------

-------------------
(b) 191,000 shares segregated as collateral for the interest rate swap transactions (Note 6).

(c) The fund prices this security at fair value using procedures approved by the fund's board of directors.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       9

--------------------------------------------------------------------------------
                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2002

                                                                PRINCIPAL        VALUE
                                                                 AMOUNT        (NOTE 1)
                                                               -----------   -------------
CORPORATE BOND                                       1.51%
         Host Marriott LP, 9.50%, due 1/15/07...............   $ 3,700,000   $   3,852,625
         LNR Property Corp., 10.50%, due 1/15/09............       500,000         507,500
         New Plan Realty Trust, 6.90%, due 2/15/28..........     1,000,000         930,893
                                                                             -------------
             TOTAL CORPORATE BOND (Identified
                cost -- $4,968,932).........................                     5,291,018
                                                                             -------------
COMMERCIAL PAPER                                     4.91%
         United Bank of Switzerland Financial, 1.13%, due
           01/02/03 (Identified cost -- $17,151,461)........    17,152,000      17,151,461
                                                                             -------------
TOTAL INVESTMENTS (Identified
  cost -- $539,828,802) ............................ 156.85%                   548,735,471
LIABILITIES IN EXCESS OF OTHER ASSETS .............  (6.54)%                   (22,878,603)
LIQUIDATION VALUE OF AUCTION RATE CUMULATIVE PREFERRED
  SHARES SERIES M, SERIES W, and SERIES TH (Equivalent
  to $25,000 per share based on 2,500 shares outstanding
  for Series M and Series W and 2,040 shares outstanding
  for Series TH) .................................  (50.31)%                  (176,000,000)
                                                                             -------------
NET ASSETS -- COMMON STOCK (Equivalent to $13.71 per share
  based on 25,521,922 shares of capital stock
  outstanding) ..................................... 100.00%                 $ 349,856,868
                                                                             -------------
                                                                             -------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       10

--------------------------------------------------------------------------------
                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2002

ASSETS:
    Investments in securities, at value (Identified
       cost -- $539,828,802) (Note 1).......................  $548,735,471
    Cash....................................................           909
    Dividends and interest receivable.......................     3,409,479
    Receivable for investment securities sold...............        22,665
    Other assets............................................        26,255
                                                              ------------
         Total Assets.......................................   552,194,779
                                                              ------------
LIABILITIES:
    Payable for investment securities purchased.............    13,813,638
    Unrealized depreciation on interest rate swap
       transactions (Note 6)................................    11,947,298
    Payable to investment manager...........................       182,353
    Payable for dividends declared on preferred shares......        74,422
    Interest payable on interest rate swap transactions.....        52,210
    Other liabilities.......................................       267,990
                                                              ------------
         Total Liabilities..................................    26,337,911
                                                              ------------
LIQUIDATION VALUE OF PREFERRED SHARES:
    Auction rate cumulative preferred shares, Series M
       ($25,000 liquidation value, $0.001 par value, 2,500
       shares issued and outstanding) (Notes 1 and 5).......    62,500,000
    Auction rate cumulative preferred shares, Series W
       ($25,000 liquidation value, $0.001 par value, 2,500
       shares issued and outstanding) (Notes 1 and 5).......    62,500,000
    Auction rate cumulative preferred shares, Series TH
       ($25,000 liquidation value, $0.001 par value, 2,040
       shares issued and outstanding) (Notes 1 and 5).......    51,000,000
                                                              ------------
                                                               176,000,000
                                                              ------------
TOTAL NET ASSETS APPLICABLE TO COMMON SHARES................  $349,856,868
                                                              ------------
                                                              ------------
TOTAL NET ASSETS APPLICABLE TO COMMON SHARES consist of:
    Common stock ($0.001 par value, 25,521,922 shares issued
       and outstanding) (Notes 1 and 5).....................  $347,557,898
    Accumulated net realized gain on investments............     5,339,599
    Net unrealized depreciation on investments and interest
       rate swap transactions...............................    (3,040,629)
                                                              ------------
                                                              $349,856,868
                                                              ------------
                                                              ------------
NET ASSET VALUE PER COMMON SHARE:
    ($349,856,868[div]25,521,922 shares outstanding)........  $      13.71
                                                              ------------
                                                              ------------
MARKET PRICE PER COMMON SHARE...............................  $      14.02
                                                              ------------
                                                              ------------
MARKET PRICE PREMIUM TO NET ASSET VALUE PER COMMON SHARE....          2.26%
                                                              ------------
                                                              ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       11

--------------------------------------------------------------------------------
                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2002

Investment Income (Note 1):
    Dividend income.........................................  $ 41,332,280
    Interest income.........................................       565,810
                                                              ------------
         Total Income.......................................    41,898,090
                                                              ------------
Expenses:
    Investment management fees (Note 2).....................     4,183,337
    Interest expense on interest rate swap transactions
       (Note 6).............................................     3,614,482
    Administration fees (Note 2)............................       208,687
    Reports to shareholders.................................       169,226
    Professional fees.......................................        99,416
    Custodian fees and expenses.............................        44,929
    Directors' fees and expenses (Note 2)...................        41,382
    Transfer agent fees.....................................        21,677
    Miscellaneous...........................................       372,902
                                                              ------------
         Total Expenses.....................................     8,756,038
    Reduction of Expenses (Note 2)..........................    (2,067,061)
                                                              ------------
         Net Expenses.......................................     6,688,977
                                                              ------------
Net Investment Income.......................................    35,209,113
                                                              ------------
Net Realized and Unrealized Gain/(Loss) on Investments:
    Net realized gain on investments........................    13,425,608
    Net change in unrealized depreciation on investments....   (11,224,910)
    Net change in unrealized depreciation on interest rate
       swap transactions....................................   (10,141,661)
                                                              ------------
         Net realized and unrealized gain/(loss) on
            investments.....................................    (7,940,963)
                                                              ------------
Net Increase Resulting from Operations......................    27,268,150
                                                              ------------
Less Dividends and Distributions to Preferred Stock
  Shareholders from:
    Net investment income...................................    (2,351,365)
                                                              ------------
Net Increase in Net Assets from Operations Applicable to
  Common Shares.............................................  $ 24,916,785
                                                              ------------
                                                              ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------
                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

         STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON SHARES

                                                                       FOR THE PERIOD
                                                       FOR THE          MAY 31, 2001(a)
                                                     YEAR ENDED            THROUGH
                                                  DECEMBER 31, 2002   DECEMBER 31, 2001
                                                  -----------------   -----------------
Change in Net Assets Applicable to Common
  Shares:
    From Operations:
         Net investment income..................    $ 35,209,113        $ 20,476,953
         Net realized gain/(loss) on
            investments.........................      13,425,608         (23,889,564)
         Net change in unrealized
            appreciation/(depreciation) on
            investments and interest rate swap
            transactions........................     (21,366,571)         18,325,942
                                                    ------------        ------------
              Net increase resulting from
                operations......................      27,268,150          14,913,331
                                                    ------------        ------------
    Less Dividends and Distributions to
       Preferred
       Shareholders from:
         Net investment income..................      (2,351,365)         (1,691,250)
                                                    ------------        ------------
              Net increase in net assets from
                operations applicable to common
                shares..........................      24,916,785          13,222,081
    Less Dividends and Distributions to Common
       Shareholders from:
         Net investment income..................     (32,631,285)        (14,417,520)
         Tax return of capital..................              --          (3,540,737)
                                                    ------------        ------------
              Total dividends and distributions
                to common stock shareholders....     (32,631,285)        (17,958,257)
                                                    ------------        ------------
    Capital Stock Transactions (Note 5):
         Increase in net assets from common
            share transactions..................              --         355,315,090
         Increase in net assets from shares
            issued to common shareholders for
            reinvestment of dividends...........       6,745,672           2,748,440
         Decrease in net assets from
            underwriting commissions and
            offering expenses from issuance of
            preferred shares....................        (785,092)         (1,816,841)
                                                    ------------        ------------
              Net increase in net assets from
                capital stock transactions......       5,960,580         356,246,689
                                                    ------------        ------------
              Total increase/(decrease) in net
                assets applicable to common
                shares..........................      (1,753,920)        351,510,513
    Net Assets Applicable to Common Shares:
         Beginning of period....................     351,610,788             100,275
                                                    ------------        ------------
         End of period..........................    $349,856,868        $351,610,788
                                                    ------------        ------------
                                                    ------------        ------------

-------------------
(a) Commencement of Operations.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------
                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

                              FINANCIAL HIGHLIGHTS

    The following table includes selected data for a common share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the Financial Statements and notes thereto.

                                                                                   FOR THE PERIOD
                                                                   FOR THE          MAY 31, 2001(a)
                                                                 YEAR ENDED            THROUGH
PER SHARE OPERATING PERFORMANCE:                              DECEMBER 31, 2002   DECEMBER 31, 2001
--------------------------------                              -----------------   -----------------
Net asset value per common share, beginning of period.......      $  14.03            $  14.33
                                                                  --------            --------
Income from investment operations:
    Net investment income...................................          1.30                0.75
    Net realized and unrealized gain/(loss) on
      investments...........................................         (0.21)              (0.13)
                                                                  --------            --------
        Total income from investment operations.............          1.09                0.62
                                                                  --------            --------
Less dividends and distributions to preferred shareholders
  from:
    Net investment income...................................         (0.09)              (0.07)
                                                                  --------            --------
        Total from investment operations applicable to
          common shares.....................................          1.00                0.55
                                                                  --------            --------

Less: Offering and organization costs charged to paid-in
  capital -- common shares..................................            --               (0.03)
   Offering and organization costs charged to paid-in
  capital -- preferred shares...............................         (0.03)              (0.07)
   Dilutive effect of common share offering.................            --               (0.03)
                                                                  --------            --------
        Total offering and organization costs...............         (0.03)              (0.13)
                                                                  --------            --------
Less: dividends and distributions to common shareholders
  from:
   Net investment income....................................         (1.29)              (0.58)
   Tax return of capital....................................            --               (0.14)
                                                                  --------            --------
        Total dividends and distributions to common
          shareholders......................................         (1.29)              (0.72)
                                                                  --------            --------
Net decrease in net asset value per common share............         (0.32)              (0.30)
                                                                  --------            --------
Net asset value, per common share, end of period............      $  13.71            $  14.03
                                                                  --------            --------
                                                                  --------            --------
Market value, per common share, end of period...............      $  14.02            $  14.70
                                                                  --------            --------
                                                                  --------            --------
Net asset value total return(b).............................          6.72%               3.27%(c)
                                                                  --------            --------
                                                                  --------            --------
Market value return(b)......................................          4.16%               3.15%(c)
                                                                  --------            --------
                                                                  --------            --------

-------------------
(a) Commencement of operations.

(b) Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the fund's dividend reinvestment plan. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------
                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

                      FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                                                   FOR THE PERIOD
                                                                   FOR THE          MAY 31, 2001(a)
                                                                 YEAR ENDED            THROUGH
                                                              DECEMBER 31, 2002   DECEMBER 31, 2001
RATIOS/SUPPLEMENTAL DATAA;                                    -----------------   -----------------
Net assets applicable to common shares, end of period (in
  millions).................................................      $  349.9            $  351.6
                                                                  --------            --------
                                                                  --------            --------
Ratio of expenses to average daily net assets applicable to
  common shares (before expense reduction)..................          2.41%               1.93%(d)
                                                                  --------            --------
                                                                  --------            --------
Ratio of expenses to average daily net assets applicable to
  common shares (net of expense reduction)..................          1.84%               1.40%(d)
                                                                  --------            --------
                                                                  --------            --------
Ratio of net investment income to average daily net assets
  applicable to common shares (before expense reduction)....          9.13%               9.59%(d)
                                                                  --------            --------
                                                                  --------            --------
Ratio of net investment income to average daily net assets
  applicable to common shares (net of expense reduction)....          9.70%              10.12%(d)
                                                                  --------            --------
                                                                  --------            --------
Ratio of expenses to average daily managed assets (before
  expense reduction)(e).....................................          1.78%               1.52%(d)
                                                                  --------            --------
                                                                  --------            --------
Ratio of expenses to average daily managed assets (net of
  expense reduction)(e).....................................          1.36%               1.10%(d)
                                                                  --------            --------
                                                                  --------            --------
Portfolio turnover rate.....................................         22.27%              23.95%(c)
                                                                  --------            --------
                                                                  --------            --------
PREFERRED SHARES:
----------------
Liquidation value, end of period (in 000's).................      $176,000            $125,000
                                                                  --------            --------
                                                                  --------            --------
Total shares outstanding (in 000's).........................             7                   5
                                                                  --------            --------
                                                                  --------            --------
Asset coverage per share....................................      $ 74,695            $ 95,322
                                                                  --------            --------
                                                                  --------            --------
Liquidation preference per share............................      $ 25,000            $ 25,000
                                                                  --------            --------
                                                                  --------            --------
Average market value per share(f)...........................      $ 25,000            $ 25,000
                                                                  --------            --------
                                                                  --------            --------

-------------------
(c) Not annualized.
(d) Annualized.
(e) Represents net assets applicable to common shares plus liquidation preference of preferred shares.
(f) Based on weekly prices.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       15

--------------------------------------------------------------------------------
                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

    Cohen & Steers Advantage Income Realty Fund, Inc. (the fund) was incorporated under the laws of the State of Maryland on June 21, 2000 and is registered under the Investment Company Act of 1940, as amended, as a closed-end, nondiversified management investment company. The fund had no operations until May 15, 2001 when it sold 7,000 shares of common stock for $100,275 to Cohen & Steers Capital Management, Inc. (the investment manager). Investment operations commenced on May 31, 2001.

    The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

    Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the board of directors shall determine in good faith to reflect its fair market value.

    Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (Nasdaq) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

    Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the investment manager to be over-the-counter, but excluding securities admitted to trading on the Nasdaq National List, are valued at the mean of the current bid and asked prices as reported by Nasdaq, the National Quotations Bureau or such other comparable sources as the board of directors deems appropriate to reflect their fair market value. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the board of directors to reflect the fair market value of such securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the board of directors believes reflect most closely the value of such securities.

    Short-term debt securities, which have a maturity of 60 days or less, are valued at amortized cost which approximates value.

--------------------------------------------------------------------------------
                                       16

--------------------------------------------------------------------------------
                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

    Interest Rate Swaps: The fund uses interest rate swaps in connection with the sale of auction rate cumulative preferred shares. In an interest rate swap, the fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty agreeing to pay the fund a variable rate payment that is intended to approximate the fund's variable rate payment obligation on the auction rate cumulative preferred shares. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the common shares. The market value of interest rate swaps is based on pricing models that consider the time value of money, volatility, the current market and contractual prices of the underlying financial instrument.

    Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for accounting and tax purposes. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Discounts and premiums of securities purchased are amortized using the scientific method over their respective lives.

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid to common shareholders monthly. Distributions to shareholders are recorded on the ex-dividend date. A portion of the fund's dividend may consist of amounts in excess of net investment income derived from nontaxable components of the dividends from the fund's portfolio investments. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually.

    Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from generally accepted accounting principles.

    Preferred shares pay dividends based on a variable interest rate set at auctions, normally held every seven days. Dividends for preferred shares are accrued for the subsequent seven day period on the auction date. In most instances, dividends are payable every seven days, on the first business day following the end of the dividend period.

    Federal Income Taxes: It is the policy of the fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

NOTE 2. INVESTMENT MANAGEMENT FEES, ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

    Investment Management Fees: Cohen & Steers Capital Management, Inc. (the investment manager) serves as the investment manager to the fund, pursuant to an investment management agreement (the management agreement). The investment manager furnishes a continuous investment program for the fund's portfolio, makes the day-to-day investment decisions for the fund and generally manages the fund's investments in accordance with the stated polices of the fund, subject to the general supervision of the board of directors of the fund. For the

--------------------------------------------------------------------------------
                                       17

--------------------------------------------------------------------------------
                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

services under the management agreement, the fund pays the investment manager a management fee, computed daily and paid monthly at an annual rate of 0.85% of the fund's average daily managed asset value. Managed asset value is the net asset value of the common shares plus the liquidation preference of the preferred shares. For the year ended December 31, 2002, the fund incurred investment management fees of $4,183,337.

    The investment manager has contractually agreed to waive its investment management fee in the amount of 0.42% of average daily managed asset value for the first five fiscal years of the fund's operations, 0.35% of average daily managed asset value in year six, 0.28% of average daily managed asset value in year seven, 0.21% of average daily managed asset value in year eight, 0.14% of average daily managed asset value in year nine and 0.07% of average daily managed asset value in year 10. As long as this expense cap continues, it may lower the fund's expenses and increase its total return. For the year ended December 31, 2002, the investment manager waived management fees of $2,067,061.

    Administration Fees: Pursuant to an administration agreement, the investment manager also performs certain administrative and accounting functions for the fund and receives a fee of 0.02% of the fund's average daily managed asset value. For the year ended December 31, 2002, the fund incurred $98,432 in administration fees.

    Director's Fees: Certain directors and officers of the fund are also directors, officers and/or employees of the investment manager. None of the directors and officers so affiliated received compensation from the fund for their services. Fees and related expenses accrued for nonaffiliated directors totaled $41,382 for the year ended December 31, 2002.

NOTE 3. PURCHASES AND SALES OF SECURITIES

    Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2002, totaled $164,383,573 and $109,407,199, respectively.

NOTE 4. INCOME TAXES

    The fund did not have a return of capital for the year ended December 31, 2002. Short-term capital gains are reflected in the financial statements as realized gains on investments but are typically reclassified as ordinary income for tax purposes.

--------------------------------------------------------------------------------
                                       18

--------------------------------------------------------------------------------
                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

    The dividends and distributions to shareholders are characterized for tax purposes as follows:

                                                      For the Year Ended
                                                         December 31,
                                                   -------------------------
                                                      2002          2001
                                                      ----          ----
Preferred Shareholders:
    Ordinary Income..............................  $ 2,351,365   $ 1,691,250
                                                   -----------   -----------
                                                   -----------   -----------
Common Shareholders:
    Ordinary income..............................  $32,631,285   $14,417,520
    Tax return of capital........................           --     3,540,737
                                                   -----------   -----------
         Total dividends and distributions to
            shareholders.........................  $32,631,285   $17,958,257
                                                   -----------   -----------
                                                   -----------   -----------

    At December 31, 2002 the cost of investments and net unrealized appreciation for federal income tax purposes were as follows:

    Aggregate cost....................................  $530,220,806
                                                        ------------
                                                        ------------
    Gross unrealized appreciation.....................  $ 38,025,941
    Gross unrealized depreciation.....................   (19,511,276)
                                                        ------------
    Net unrealized appreciation on investments........    18,514,665
    Net unrealized depreciation on interest rate swap
      transactions....................................   (11,947,298)
                                                        ------------
    Net unrealized appreciation.......................  $  6,567,367
                                                        ------------
                                                        ------------

    Net investment income and net realized gains differ for financial statement and tax purposes primarily due to return of capital and capital gain distributions received by the fund on portfolio securities. To the extent such differences are permanent in nature, such amounts are reclassified within the capital accounts. During the year ended December 31, 2002, the fund decreased undistributed net investment income by $226,463, decreased paid-in capital by $11,208,909 and increased accumulated net realized gain on investments by $11,435,372.

    For the year ended December 31, 2002, the fund utilized capital loss carryovers of $17,627,058. At December 31, 2002, the fund had tax basis capital losses of $4,268,396 which may be carried over to offset future capital gains and which expire in 2009.

NOTE 5. CAPITAL STOCK

    The fund is authorized to issue 100 million shares of common stock at a par value of $0.001 per share.

    On May 31, 2001 the fund completed the initial public offering of 22,000,000 shares of common stock. Proceeds paid to the fund amounted to $314,490,000 after deduction of underwriting commissions and offering expenses of $15,510,000.

--------------------------------------------------------------------------------
                                       19

--------------------------------------------------------------------------------
                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

    On June 19, 2001, the fund completed a subsequent offering of 2,000,000 shares of common stock. Proceeds paid to the fund amounted to $28,590,000 after deduction of underwriting commissions and offering expenses of $1,410,000.

    On July 9, 2001, the fund's underwriters exercised an option to purchase an additional 855,900 shares. Proceeds paid to the fund amounted to $12,235,090 after deduction of underwriting commissions and offering expenses of $603,410.

    During the period May 31, 2001 (commencement of operations) through December 31, 2001, the fund issued 196,566 shares of common stock for the reinvestment of dividends.

    During the year ended December 31, 2002, the fund issued 462,456 shares of common stock for the reinvestment of dividends.

    The fund's articles of incorporation authorize the issuance of an unlimited number of fund preferred shares, par value $0.001 per share, in one or more classes or series, with rights as determined by the board of directors, by action of the board of directors without the approval of the common shareholders.

    On July 25, 2001, the fund issued 2,500 auction rate cumulative preferred shares, Series M (par value $0.001) and 2,500 auction rate cumulative preferred shares, series W (par value $0.001). Proceeds paid to the fund amounted to $123,183,159 after deduction of underwriting commissions and offering expenses of $1,816,841. This issue has received a 'AAA/Aaa'rating from Standard & Poor's and Moody's.

    On December 13, 2002, the fund issued 2,040 auction rate cumulative preferred shares, Series TH (par value $0.001). Proceeds paid to the fund amounted to $50,214,908 after deduction of underwriting commissions and offering expenses of $785,092. This issue has received a 'AAA/Aaa' rating from Standard & Poor's and Moody's.

    The fund's articles of incorporation authorize the issuance of an unlimited number of fund preferred shares, par value $0.001 per share, in one or more classes or series, with rights as determined by the board of directors, by action of the board of directors without the approval of the common shareholders.

    Preferred shares are senior to the fund's common shares and will rank on a parity with shares of any other series of preferred shares, and with shares of any other series of preferred stock of the fund, as to the payment of dividends and the distribution of assets upon liquidation. If the fund does not timely cure a failure to (1) maintain a discounted value of its portfolio equal to the preferred shares basic maintenance amount, as required by the fund's articles supplementary for preferred shares (2) maintain the 1940 Act preferred shares asset coverage, or (3) file a required certificate related to asset coverage on time, the preferred shares will be subject to a mandatory redemption at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption. To the extent permitted under the 1940 Act and Maryland Law, the fund at its option may without consent of the holders of preferred shares, redeem preferred shares having a dividend period of one year or less, in whole, or in part, on the business day after the last day of such dividend period upon not less than 15 calendar days and not more than 40 calendar days prior to notice.

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                                       20

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                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

The optional redemption price is $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption.

    The fund's common shares and preferred shares have equal voting rights of one vote per share and vote together as a single class. In addition, the affirmative vote of the holders of a majority, as defined in the 1940 Act, of the outstanding preferred shares shall be required to (1) approve any plan of reorganization that would adversely affect the auction rate cumulative preferred shares and (2) any matter that materially and adversely affects the rights, preferences, or powers of that series.

NOTE 6. INVESTMENTS IN INTEREST RATE SWAPS

    The fund has entered into five interest rate swap agreements with Salomon Swapco Inc. Under the agreements the fund receives a floating rate of interest and pays a respective fixed rate of interest on the nominal values of the swaps. Details of the swaps at December 31, 2002 are as follows:

 NOTIONAL                    FLOATING RATE(a)                         UNREALIZED
  AMOUNT     FIXED RATE   (RATE RESET MONTHLY)   TERMINATION DATE    DEPRECIATION
  ------     ----------   --------------------   -----------------   ------------
$31,250,000   5.3025%           1.4200%              July 30, 2006   $ (2,926,092)
$19,125,000   3.4065%           1.4200%              June 18, 2007       (335,665)
$31,250,000   5.5920%           1.4200%              July 30, 2008     (3,772,912)
$19,125,000   4.0800%           1.4200%          December 18, 2009       (471,578)
$31,250,000   5.8240%           1.4200%              July 30, 2011     (4,441,051)
                                                                     ------------
                                                                     $(11,947,298)
                                                                     ------------
                                                                     ------------

-------------------
(a) Based on LIBOR (London Interbank Offered Rate).

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                                       21

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                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Cohen & Steers Advantage Income Realty Fund, Inc.:

    In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers Advantage Income Realty Fund, Inc. (the 'Fund') at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period May 31, 2001 (commencement of operations) to December 31, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

                                                  PricewaterhouseCoopers LLP

New York, New York
February 7, 2003

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                                       22

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                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

                         AVERAGE ANNUAL TOTAL RETURNS(a)
                       (PERIODS ENDED DECEMBER 31, 2002)

                                SINCE INCEPTION
        ONE YEAR                   (5/31/01)
        --------                   ---------
        6.72%                         6.32%

                          REINVESTMENT PLAN

   We urge shareholders who want to take advantage of this plan and whose shares are held in 'street name' to consult your broker, as soon as possible to determine if you must change registration into your own name to participate

   Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the fund may purchase, from time to time, shares of its common stock in the open market

-------------------
(a) Based on net asset value.

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                                       23

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                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

                           DIVIDEND REINVESTMENT PLAN

    The fund has a dividend reinvestment plan (the plan) commonly referred to as an 'opt-out' plan. Each shareholder will have all distributions of dividends and capital gains automatically reinvested in additional common shares by EquiServe Trust Company, NA as agent for common shareholders pursuant to the plan (the plan agent), unless they elect to receive cash. The plan agent will either
(i) effect purchases of common shares under the plan in the open market or
(ii) distribute newly issued common shares of the fund. Shareholders who elect not to participate in the plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the plan agent, as dividend disbursing agent. Shareholders whose common shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the plan.

    The plan agent serves as agent for the common shareholders in administering the plan. After the fund declares a dividend or makes a capital gain distribution, the plan agent will, as agent for the participants, either
(i) receive the cash payment and use it to buy common shares in the open market, on the NYSE or elsewhere, for the participants' accounts or (ii) distribute newly issued common shares of the Fund on behalf of the participants. The plan agent will receive cash from the fund with which to buy common shares in the open market if, on the determination date, the net asset value per share exceeds the market price per share plus estimated brokerage commissions on that date. The plan agent will receive the dividend or distribution in newly issued common shares of the fund if, on the determination date, the market price per share plus estimated brokerage commissions equals or exceeds the net asset value per share of the fund on that date. The number of shares to be issued will be computed at a per share rate equal to the greater of (i) the net asset value or
(ii) 95% of the closing market price per share on the payment date.

    Participants in the plan may withdraw from the plan upon written notice to the plan agent. Such withdrawal will be effective immediately if received not less than ten days prior to a distribution record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the plan or upon termination of the plan as provided below, certificates for whole common shares credited to his or her account under the plan will be issued and a cash payment will be made for any fraction of a common share credited to such account. In the alternative, upon receipt of the participant's instructions, common shares will be sold and the proceeds sent to the participant less brokerage commissions and any applicable taxes.

    The plan agent maintains each common shareholder's account in the plan and furnishes confirmations of all acquisitions made for the participant as soon as practicable but no later than 60 days. Common shares in the account of each plan participant will be held by the plan agent on behalf of the participant. Proxy material relating to shareholders' meetings of the fund will include those shares purchased as well as shares held pursuant to the plan.

    In the case of shareholders, such as banks, brokers or nominees, which hold common shares for others who are the beneficial owners, the plan agent will administer the plan on the basis of the number of common shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are participants in the plan. Common

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                                       24

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                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

shares may be purchased through any of the underwriters, acting as broker or, after the completion of this offering, dealer.

    The plan agent's fees for the handling of reinvestment of dividends and other distributions will be paid by the fund. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the plan agent's open market purchases in connection with the reinvestment of distributions. There are no other charges to participants for reinvesting dividends or capital gain distributions. See 'Taxation.'

    The automatic reinvestment of dividends and other distributions will not relieve participants of any income tax that may be payable or required to be withheld on such dividends or distributions.

    Experience under the plan may indicate that changes are desirable. Accordingly, the fund reserves the right to amend or terminate the plan as applied to any distribution paid subsequent to written notice of the change sent to all shareholders of the fund at least 90 days before the record date for the dividend or distribution. The plan also may be amended or terminated by the plan agent by at least 90 days' written notice to all shareholders of the fund. All correspondence concerning the plan should be directed to the plan agent at (telephone 800-426-5523).

                               ADDITIONAL INFORMATION

    During the period, there have been no material changes in the fund's investment objectives or fundamental policies that have not been approved by the shareholders. There have been no changes in the fund's charter or by-laws that would delay or prevent a change in control of the fund which have not been approved by shareholders. There have been no changes in the principal risk factors associated with the investment in the fund.

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                                       25

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                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

                            PRIVACY POLICY

    The fund is committed to maintaining the privacy of its shareholders and to safeguarding their personal information. The following is provided to help you understand what personal information the fund collects, how we protect that information, and why in certain cases we may share this information with others.

    The fund does not receive any personal information relating to shareholders who purchase shares through an intermediary that acts as the record owner of the shares. In the case of shareholders who are record owners of the fund, to conduct and process your business in an accurate and efficient manner, we must collect and maintain certain personal information about you. This is the information we collect on applications or other forms, and from the transactions you make with us.

    The fund does not disclose any personal information about its shareholders or former shareholders to anyone, except as required or permitted by law or as is necessary to service shareholder accounts. We will share information with organizations, such as the fund's transfer agent, that assist the fund in carrying out its daily business operations. These organizations will use this information only for purposes of providing the services required or as otherwise as may be required by law. These organizations are not permitted to share or use this information for any other purpose. In addition, the fund restricts access to personal information about its shareholders to employees of the investment manager who have a legitimate business need for the information.


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                                       26

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                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

                        INFORMATION ABOUT FUND DIRECTORS

                                                                                                      NUMBER OF
                                                                                                      PORTFOLIOS
                                                                                                       OVERSEEN
                                                                                                      WITHIN THE
                            POSITION(S) HELD      TERM OF      LENGTH OF    PRINCIPAL OCCUPATION(S)      FUND
 NAME, ADDRESS AND AGE         WITH FUND          OFFICE      TIME SERVED   DURING PAST FIVE YEARS     COMPLEX
------------------------   ------------------   -----------   -----------   -----------------------   ----------
Robert H. Steers .......   Director, chairman      2003          Since      Chairman of Cohen &           8
757 Third Avenue             and secretary                     inception    Steers Capital
New York, New York                                                          Management, Inc., the
Age: 49                                                                     fund's investment
                                                                            manager.

Martin Cohen ...........       Director,           2004          Since      President of Cohen &          8
757 Third Avenue             president and                     inception    Steers Capital
New York, New York             treasurer                                    Management, Inc., the
Age: 54                                                                     fund's investment
                                                                            manager.

Gregory C. Clark .......        Director           2005          Since      Private Investor. Prior       8
99 Jane Street                                                 inception    thereto, President of
New York, New York                                                          Wellspring Management
Age: 55                                                                     Group (investment
                                                                            advisory firm).

Bonnie Cohen ...........        Director           2005          Since      Consultant. Prior             8
1824 Phelps Place, N.W.                                        inception    thereto, Undersecretary
Washington, D.C.                                                            of State, United States
Age: 60                                                                     Department of State.

George Grossman ........        Director           2003          Since      Attorney-at-law.              8
17 Elm Place                                                   inception
Rye, New York
Age: 49

Richard J. Norman ......        Director           2004          Since      Private Investor. Prior       8
7520 Hackamore Drive                                           inception    thereto, Investment
Potomac, Maryland                                                           Representative of
Age: 59                                                                     Morgan Stanley Dean
                                                                            Witter.

Willard H. Smith, Jr. ..        Director           2005          Since      Director. Board member        8
7231 Encelia Drive                                             inception    of Essex Property
La Jolla, California                                                        Trust, Inc., Highwoods
Age: 66                                                                     Properties, Inc. and
                                                                            Realty Income
                                                                            Corporation. Managing
                                                                            director at Merrill
                                                                            Lynch & Co., Equity
                                                                            Capital Markets
                                                                            Division from 1983 to
                                                                            1995.

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                                       27

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                          COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

                          MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:

          FOR HIGH CURRENT INCOME:                              FOR TOTAL RETURN:

              COHEN & STEERS                                      COHEN & STEERS
            EQUITY INCOME FUND                                     REALTY SHARES

      IDEAL FOR INVESTORS SEEKING A HIGH DIVIDEND         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      YIELD AND CAPITAL APPRECIATION, INVESTING           RETURN THROUGH BOTH CURRENT INCOME AND
      PRIMARILY IN REITS                                  CAPITAL APPRECIATION, INVESTING PRIMARILY IN
      A, B, C AND I SHARES AVAILABLE                      REITS
      SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX                 SYMBOL: CSRSX

          FOR CAPITAL APPRECIATION:                               FOR TOTAL RETURN:

               COHEN & STEERS                                      COHEN & STEERS
             ------------------                                   -----------------
            SPECIAL EQUITY FUND                               INSTITUTIONAL REALTY SHARES

      IDEAL FOR INVESTORS SEEKING MAXIMUM CAPITAL         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      APPRECIATION, INVESTING IN A LIMITED NUMBER         RETURN THROUGH BOTH CURRENT INCOME AND
      OF REITS AND OTHER REAL ESTATE COMPANIES            CAPITAL APPRECIATION, INVESTING PRIMARILY IN
      CONCENTRATED, HIGHLY FOCUSED PORTFOLIO              REITS
      SYMBOL: CSSPX                                       OFFERS LOW TOTAL EXPENSE RATIO
                                                          HIGHER MINIMUM PURCHASE REQUIRED
                                                          SYMBOL: CSRIX

                          FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                           OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
                      1-800-330-REIT, OR VISIT OUR WEB SITE AT COHENANDSTEERS.COM

     THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT EACH FUND INCLUDING ALL CHARGES AND EXPENSES,
                            AND SHOULD BE READ CAREFULLY BEFORE YOU INVEST.

                                                      COHEN & STEERS SECURITIES, LLC, DISTRIBUTOR

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                                       28

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                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

OFFICERS AND DIRECTORS                 KEY INFORMATION

 Robert H. Steers                      INVESTMENT MANAGER
 Director and Chairman                 Cohen & Steers Capital Management, Inc.
                                       757 Third Avenue
 Martin Cohen                          New York, NY 10017
 Director and President                (212) 832-3232

 Gregory C. Clark                      FUND SUBADMINISTRATOR AND CUSTODIAN
 Director                              State Street Bank and Trust Company
                                       225 Franklin Street
 Bonnie Cohen                          Boston, MA 02110
 Director
                                       TRANSFER AGENT -- COMMON SHARES
 George Grossman                       Equiserve Trust Company
 Director                              150 Royall Street
                                       Canton, MA 02021
 Richard J. Norman                     (800) 426-5523
 Director
                                       TRANSFER AGENT -- PREFERRED SHARES
 Willard H. Smith Jr.                  The Bank of New York
 Director                              100 Church Street
                                       New York, NY 10007
 Adam Derechin
 Vice President and assistant          LEGAL COUNSEL
    treasurer                          Simpson Thacher & Bartlett
                                       425 Lexington Avenue
 Lawrence B. Stoller                   New York, NY 10017
 Assistant secretary
                                       New York Stock Exchange Symbol: RLF

                                       Web site: cohenandsteers.com

                                       This report is for shareholder
                                       information. This is not a prospectus
                                       intended for use in the purchase or
                                       sale of fund shares. Past performance is of
                                       course no guarantee of future results and your
                                       investment may be worth more or less at the
                                       time you sell.

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                                       29

COHEN & STEERS
ADVANTAGE INCOME REALTY FUND
757 THIRD AVENUE
NEW YORK, NY 10017

                                 COHEN & STEERS

                          ADVANTAGE INCOME REALTY FUND

                ------------------------------------------------

                                 ANNUAL REPORT

                               DECEMBER 31, 2002





                       STATEMENT OF DIFFERENCES

The section symbol shall be expressed as.................................   'SS'
The division sign shall be expressed as....................................[div]